                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
        Date of Report (Date of earliest event reported) March 21, 2000

                         GRAND CENTRAL FINANCIAL CORP.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    0-25945                     34-1877137
          --------                    -------                     ----------
(State or other Jurisdiction of      (Commission                (IRS Employer
incorporation or organization)       File Number)            Identification No.)

             601 Main Street, P.O. Box 345, Wellsville, Ohio 43968
             -----------------------------------------------------
                   (Address of principal executive offices)

                                 (330) 532-1517
                                 --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         ------------

      On March 20, 2000, Grand Central Financial Corp. (the "Company"), issued a press release which reported the declaration of a cash dividend payable April 13, 2000 to stockholders of record at the close of business on March 30, 2000.

      A press release announcing the Company's declaration of a cash dividend is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99    Press Release dated March 20, 2000

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:      March 21, 2000            By: /s/ William R. Williams
                                          -------------------------------------
                                          William R. Williams
                                          President and Chief Executive Officer














                                        3